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                                                                    EXHIBIT 10.3

                      TWELFTH AMENDMENT TO LOAN INSTRUMENTS

         THIS TWELFTH AMENDMENT TO LOAN INSTRUMENTS (this "Twelfth Amendment"), dated as of November 19, 1998, is among CITADEL BROADCASTING COMPANY, CITADEL LICENSE, INC., CITADEL COMMUNICATIONS CORPORATION, each a Nevada corporation, FINOVA CAPITAL CORPORATION, a Delaware corporation, in its individual capacity and as Agent for all Lenders (this and all other capitalized terms used but not elsewhere defined herein shall have the respective meanings ascribed to such terms in the Loan Agreement described below, as amended), and the Lenders which are parties hereto.

                                 R E C I T A L S

         A. Borrowers, Agent and Lenders entered into an Amended and Restated Loan Agreement dated as of July 3, 1997 (as amended to the date hereof, the "Loan Agreement").

         B. Borrowers have requested that the Loan Agreement be amended in certain respects to reflect the incurrence of $115,000,000 of additional senior subordinated debt pursuant to the terms of the 1998 Senior Subordinated Debt Instruments.

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         1. AMENDMENT TO LOAN INSTRUMENTS. The Loan Agreement and other Loan Instruments are amended as follows:

                  1.1 SECTION 1.1 OF THE LOAN AGREEMENT - ADDITIONAL DEFINITIONS. Section 1.1 of the Loan Agreement is hereby amended by inserting the following definitions in the appropriate alphabetical order:

                           "1997 Note Indenture: the Indenture dated as of July
                  1, 1997 among Borrowers and The Bank of New York, as trustee, relating to the issuance of the 1997 Senior Subordinated Notes.

                           1997 Notes Registration Rights Agreement: the Notes
                  Registration Rights Agreement dated as of July 3, 1997 among Borrowers and the initial purchasers of the 1997 Senior Subordinated Notes.

                           1997 Senior Subordinated Debt Instruments:
                  collectively, the 1997 Note Indenture, the 1997 Notes Registration Rights Agreement and the 1997 Senior Subordinated Notes.

                           1997 Senior Subordinated Indebtedness: the
                  Indebtedness in the principal amount of $101,000,000 evidenced by the 1997 Senior Subordinated Notes.

                           1997 Senior Subordinated Notes: the Senior
                  Subordinated Notes due 2007 in the aggregate principal amount of $101,000,000 issued by CBC on July 3, 1997 and the senior subordinated notes issued in exchange therefor pursuant to the 1997 Notes Registration Rights Agreement.

                           1998 Note Indenture: the Indenture dated as of
                  November 19, 1998 among Borrowers and The Bank of New York, as trustee, relating to the issuance of the 1998 Senior Subordinated Notes.


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                           1998 Notes Registration Rights Agreement: the
                  Registration Rights Agreement dated as of November 19, 1998 among Borrowers and the initial purchasers of the 1998 Senior Subordinated Notes.

                           1998 Senior Subordinated Debt Instruments:
                  collectively, the 1998 Note Indenture, the 1998 Notes Registration Rights Agreement and the 1998 Senior Subordinated Notes.

                           1998 Senior Subordinated Indebtedness: the
                  Indebtedness in the principal amount of $115,000,000 evidenced by the 1998 Senior Subordinated Notes.

                           1998 Senior Subordinated Notes: the Senior
                  Subordinated Notes due 2008 in the aggregate principal amount of $115,000,000 issued by CBC on November 19, 1998 and the senior subordinated notes issued in exchange therefor pursuant to the 1998 Notes Registration Rights Agreement.

                           Note Indentures: collectively, the 1997 Note
                  Indenture and the 1998 Note Indenture."

                  1.2 SECTION 1.1 OF THE LOAN AGREEMENT - AMENDED DEFINITIONS.
         Section 1.1 of the Loan Agreement is hereby amended by substituting the following definitions for the definitions currently contained in the Loan Agreement:

                           "Applicable Ratio: on the last day of any month
                  during the period set forth below the ratio set forth opposite such period:

                    Each Month During Period                     Ratio

                    Closing Date through November 1997           6.75
                    December 1997 through February 1998          6.5
                    March 1998 through June 1998                 7.0
                    July, 1998 through August 1998               6.75
                    September 1998 through January 1999          6.50
                    February 1999 through May 1999               6.00
                    June 1999 through November 1999              5.75
                    December 1999 through May 2000               5.5
                    June 2000 through November 2000              5.25
                    December 2000 through May 2001               5.00
                    June 2001 through November 2001              4.75
                    December 2001 through May 2002               4.50
                    June 2002 through November 2002              4.25
                    December 2002 through June 2003              4.00

                           Note Indenture: either the 1997 Note Indenture or the
                  1998 Note Indenture.

                           Notes Registration Rights Agreements: the 1997 Notes
                  Registration Rights Agreement and the 1998 Notes Registration Rights Agreement.

                           Senior Subordinated Debt Instruments: the 1997 Senior
                  Subordinated Debt Instruments and the 1998 Senior Subordinated Debt Instruments.

                           Senior Subordinated Indebtedness: the 1997 Senior
                  Subordinated Indebtedness and the 1998 Senior Subordinated Indebtedness.

                           Senior Subordinated Notes: the 1997 Senior
                  Subordinated Notes and the 1998 Senior Subordinated Notes.


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                  1.3 SECTION 1.1 OF THE LOAN AGREEMENT. The definition of
         "Prohibited Amendment" is hereby amended by deleting clause (ii)(C) and inserting the following in lieu thereof:
                           "(C) has the effect of increasing the remedies of the
                  holders of the Senior Subordinated Notes or the trustee under either Note Indenture upon the occurrence of an event of default under the applicable Senior Subordinated Debt Instruments; or".

                  1.4 SECTION 7.7 OF THE LOAN AGREEMENT. Section 7.7 of the Loan Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

                           "7.7 PAYMENTS OF INDEBTEDNESS FOR BORROWED MONEY.
                  Make any (i) voluntary or optional prepayment of any Indebtedness for Borrowed Money other than Borrowers' Obligations and the Indebtedness in the principal amount of $12,817,000 and interest thereon owing by CBC to guarantor,
                  (ii) payment of interest on the Senior Subordinated Notes (A) so long as Borrowers are in default in the payment of interest, principal or any Loan Fees under this Loan Agreement or (B) during any Payment Blockage Period (as defined in either Note Indenture), (iii) payment of principal on the Senior Subordinated Notes, (iv) payment on the Exchangeable Debentures, except cash payments of interest may be made on such Exchangeable Debentures if (A) no Event of Default will exist after giving effect to such payments and (B) the amount of such payments and the cash dividends on the Exchangeable Preferred Stock do not in the aggregate exceed in any year the Remaining Excess Cash Flow for the preceding year."

                  1.5 SECTION 7.21 OF THE LOAN AGREEMENT. Section 7.21 of the Loan Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

                           "7.21 MINIMUM INTEREST COVERAGE. Permit the ratio of
                  consolidated Operating Cash Flow of Borrowers for any Four-Quarter Period ending as of the end of any quarter set forth below to Interest Expense and cash dividends on the Exchangeable Preferred Stock for such Four-Quarter Period to be less than the ratio set forth opposite such period:

                       Four-Quarter Period Ending                  Ratio

                       September, 1997, December 1997              1.75

                       March, 1998, June 1998, September, 1998     2.00

                       December, 1998                              1.75

                       March, 1999 and each quarter thereafter     2.25"

                  1.6 SECTION 8.4.2 OF THE LOAN AGREEMENT. Section 8.4.2 of the Loan Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

                           "8.4.2 BLOCKAGE NOTICE. Upon the occurrence and
                  during the existence of an Event of Default, other than a default in the payment of principal, interest or any Loan Fees, wither or not Borrowers' Obligations have been accelerated pursuant to Section 8.2, upon the written request and the direction of the Required Lenders, the Agent shall, subject to the limitations set forth in each Note Indenture, send a Blockage Notice (as defined in each Note Indenture) to the trustee under the applicable Note Indenture and the Borrowers imposing a Payment Blockage Period (as defined in each Note Indenture)."

         2. CONDITION TO EFFECTIVENESS. This Twelfth Amendment shall not become effective unless and until Borrowers shall have delivered to Agent a copy of the 1998 Senior Subordinated Debt Instruments, certified as true, correct and complete by an officer of Borrowers.


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         3. FEES AND EXPENSES. Borrowers hereby agree to reimburse Lenders for all reasonable fees and expenses incurred in connection with the consummation of the transactions contemplated by this Twelfth Amendment.

         4. REPRESENTATIONS AND WARRANTIES. In order to induce Lenders to execute this Twelfth Amendment, each Obligor represents and warrants to Lenders that the representations and warranties made by each such Person in each of the Loan Instruments to which such Person is a party, as such Loan Instruments have been amended, are true and correct in all material respects as of the date hereof, except to the extent such representations and warranties by their nature relate to an earlier date.

         5. CONFIRMATION OF EFFECTIVENESS. Guarantor hereby consents to the execution of this Twelfth Amendment. Each Obligor hereby agrees that each Loan Instrument executed by such Person remains in full force and effect in accordance with the original terms thereof as amended.

         6. COUNTERPARTS. This Twelfth Amendment may be executed in one or more counterparts, each of which counterparts shall be deemed to be an original, but all such counterparts when taken together shall constitute one and the same instrument.

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         IN WITNESS WHEREOF, this Twelfth Amendment has been executed and delivered by each of the parties hereto by a duly authorized officer of each such party on the date first set forth above.

                           CITADEL BROADCASTING COMPANY,
                           CITADEL LICENSE, INC. and
                           CITADEL COMMUNICATIONS CORPORATION, each a Nevada corporation

                           By:
                               -------------------------------------------------
                               Donna L. Heffner
                               Vice President of each corporation


                            FINOVA CAPITAL CORPORATION, a Delaware corporation, individually and as Agent


                            By:
                                ------------------------------------------------
                            Name:
                                ------------------------------------------------
                            Title:
                                   ---------------------------------------------


                            BANKBOSTON, N.A.


                            By:
                                ------------------------------------------------
                            Name:
                                ------------------------------------------------
                            Title:
                                   ---------------------------------------------


                            NATIONSBANK OF TEXAS, N.A.


                            By:
                                ------------------------------------------------
                            Name:
                                ------------------------------------------------
                            Title:
                                   ---------------------------------------------


                            THE BANK OF NEW YORK


                            By:
                                ------------------------------------------------
                            Name:
                                ------------------------------------------------
                            Title:
                                   ---------------------------------------------


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                            UNION BANK OF CALIFORNIA, N.A.


                            By:
                                ------------------------------------------------
                            Name:
                                ------------------------------------------------
                            Title:
                                   ---------------------------------------------



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